                       DQE ENTERPRISES CONSOL Exhibit 99.2
                        Consolidated YTD Income Statement
                         For the Periods Ending 12/31/01






                                Allegheny                                                Property           Keystone
                                Development         Duquense                              Venture             Power
                                Corporation       Enterprises          OnDemand             Ltd.             Services


RENTALS                                     0                  0                  0          4,376,037                  0
ENERGY SALES                        7,766,747                  0                  0                  0                  0
OTHER REVENUES                              0             18,600                  0                  0                  0
DIVIDENDS                                   0         11,786,747                  0                  0                  0
ON DEMAND ENERGY REVENUE                    0                  0          2,986,392                  0                  0
                                   ---------------------------------------------------------------------------------------

TOTAL REVENUES                      7,766,747         11,805,347          2,986,392          4,376,037                  0


SALARIES                                    0             71,322            225,709             (7,500)                 0
DEPRECIATION & AMORTIZATION           377,603            147,321            228,740          1,410,011            269,324
EMPLOYEE EXPENSES                         188            318,011             30,301                 (6)                 0
OFFICE SUPPLIES AND EXPENSES                0             53,709             24,402                 49                  0
PAYROLL FRINGES AND TAXES                   0            415,884            262,538                  0                  0
RENT EXPENSE                                0            284,059            121,355                  0                  0
TELEPHONE EXPENSE                         294             81,950             26,297                186                  0
OFFICE EQUIPMENT LEASES                     0             14,217                  0                  0                  0
INSURANCE EXPENSE                      14,576             22,955                  0                  0                  0
MISCELLANEOUS EXPENSE                   2,250             40,888             54,061              2,181                  0
DLC-OTHER SERVICES                          0             (6,722)            14,496                  0                  0
DLC-A&G CHARGE                              0             10,503              3,550                  0                  0
DQE COST ALLOCATION                         0            491,001                  0                  0                  0
MANAGEMENT FEE                        936,535                  0                  0          1,065,258                  0
ADVERTISING & PROMOTION                     0                  0             47,073                  0                  0
OUTSIDE ACCOUNTING SERVICES                 0                  0                  0                  0                  0
OUTSIDE LEGAL SERVICES                      0             95,721             35,399              7,694                  0
OTHER OUTSIDE SERVICES                      0          1,003,808             71,095                  0                  0
MANAGEMENT SERVICES                    70,508                  0                  0                  0                  0
STATE CAPITAL STOCK TAX               164,829             53,286              2,471            239,838              3,557
PROPERTY TAX                                0                  0                  0              8,392                  0
PGH BUSINESS PRIVILEGE TAX                  0                  0             24,168             27,223                  0
ADC OPERATING EXPENSES              4,245,080                  0                  0                  0                  0
RENTAL PROPERTY EXPENSES                    0                  0                  0          2,045,157                  0
ON DEMAND ENERGY OPER EXPENSES              0                  0          3,010,095                  0                  0
                                -----------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSE             5,811,863          3,097,913          4,181,750          4,798,483            272,881
                                -----------------------------------------------------------------------------------------------

TOTAL OPERATING INCOME              1,954,884          8,707,434         (1,195,358)          (422,446)          (272,881)

INTEREST EARNED                       557,920            404,838             64,107          1,086,152            102,640
OTHER INCOME                       14,330,375        (43,180,048)          (110,000)          (279,048)       (17,312,581)
MANAGEMENT FEE                              0          2,001,793                  0                  0                  0
                                -----------------------------------------------------------------------------------------------
TOTAL OTHER INCOME                 14,888,295        (40,773,417)           (45,893)           807,104        (17,209,941)
                                -----------------------------------------------------------------------------------------------
INTEREST EXPENSE                        3,621          3,234,656            160,895            116,567              2,159

NET INCOME BEFORE TAX              16,839,558        (35,300,639)        (1,402,146)           268,091        (17,484,981)

FEDERAL INCOME TAXES                5,311,299        (14,735,996)          (493,417)            85,479         (5,513,889)
STATE INCOME TAXES                  1,666,771         (4,673,017)                 0             27,073         (1,723,378)
                                -----------------------------------------------------------------------------------------------

NET INCOME AFTER TAX                9,861,488        (15,891,626)          (908,729)           155,539        (10,247,714)
                                ===============================================================================================








                                                         DQE
                                                      Enterprise
                                       JLK          Ventures, Inc.        Eliminations            Total

RENTALS                                         0                  0                      0          4,376,037
ENERGY SALES                                    0                  0                      0          7,766,747
OTHER REVENUES                                  0                  0                      0             18,600
DIVIDENDS                                       0                  0            (10,787,875)           998,872
ON DEMAND ENERGY REVENUE                        0                  0               (339,163)         2,647,229
                                     ----------------------------------------------------------------------------

TOTAL REVENUES                                  0                  0            (11,127,038)        15,807,485


SALARIES                                        0              3,000                      0            292,531
DEPRECIATION & AMORTIZATION                     0                  0                      0          2,432,999
EMPLOYEE EXPENSES                               0                165                      0            348,659
OFFICE SUPPLIES AND EXPENSES                    0                  0                      0             78,160
PAYROLL FRINGES AND TAXES                       0                326                      0            678,748
RENT EXPENSE                                    0              2,000                      0            407,414
TELEPHONE EXPENSE                               0                  0                      0            108,727
OFFICE EQUIPMENT LEASES                         0                  0                      0             14,217
INSURANCE EXPENSE                               0                  0                      0             37,531
MISCELLANEOUS EXPENSE                         144                  0                      0             99,524
DLC-OTHER SERVICES                              0                  0                      0              7,774
DLC-A&G CHARGE                                  0                  0                      0             14,053
DQE COST ALLOCATION                             0                  0                      0            491,001
MANAGEMENT FEE                                  0                  0             (2,001,793)                 0
ADVERTISING & PROMOTION                         0                  0                      0             47,073
OUTSIDE ACCOUNTING SERVICES                     0              3,250                      0              3,250
OUTSIDE LEGAL SERVICES                        265                383                      0            139,462
OTHER OUTSIDE SERVICES                          0              5,415               (339,163)           741,155
MANAGEMENT SERVICES                             0                  0                      0             70,508
STATE CAPITAL STOCK TAX                       425                 50                      0            464,456
PROPERTY TAX                                    0                  0                      0              8,392
PGH BUSINESS PRIVILEGE TAX                      0                  0                      0             51,391
ADC OPERATING EXPENSES                          0                  0                      0          4,245,080
RENTAL PROPERTY EXPENSES                        0                  0                      0          2,045,157
ON DEMAND ENERGY OPER EXPENSES                  0                  0                      0          3,010,095
                                --------------------------------------------------------------------------------
TOTAL OPERATING EXPENSE                       834             14,589             (2,340,956)        15,837,357
                                ---------------------------------------------------------------------------------

TOTAL OPERATING INCOME                       (834)           (14,589)            (8,786,082)           (29,872)

INTEREST EARNED                                 0             11,912             (1,364,396)           863,173
OTHER INCOME                              156,832            661,099                 (3,763)       (45,737,134)
MANAGEMENT FEE                                  0                  0             (2,001,793)                 0
                                ---------------------------------------------------------------------------------
TOTAL OTHER INCOME                        156,832            673,011             (3,369,952)       (44,873,961)
                                ---------------------------------------------------------------------------------
INTEREST EXPENSE                                0                  0             (1,368,159)         2,149,739

NET INCOME BEFORE TAX                     155,998            658,422            (10,787,875)       (47,053,572)

FEDERAL INCOME TAXES                       49,145            230,448                      0        (15,066,931)
STATE INCOME TAXES                         15,584                  0                      0         (4,686,967)
                                ---------------------------------------------------------------------------------

NET INCOME AFTER TAX                       91,269            427,974            (10,787,875)       (27,299,674)
                                =================================================================================



                                  Balance Sheet
                                 As of 12/31/01




                                          Allegheny                                                Property
                                          Development          Duquense                             Venture
                                          Corporation        Enterprises         OnDemand             Ltd.


                                     ASSETS

CASH                                          $0            $26,223                $0                 $0
TEMPORARY INVESTMENTS                          0            630,743                 0                  0
                                      ------------------------------------------------------------------------
TOTAL CASH                                    $0           $656,966                $0                 $0

ACCTS RECEIVABLE-DLC                          $0                 $0                $0               $900
ACCTS RECEIVABLE-ADC                           0              6,691                 0                  0
ACCTS RECEIVABLE-PVL                      23,001          7,204,940                 0                  0
ACCTS RECEIVABLE-KEYSTONE                      0          (280,650)                 0                  0
ACCTS RECEIVABLE-DQE                          34             91,128            10,139                  0
ACCTS RECEIVABLE-MONITOR.COM                   0            156,374                 0                  0
ACCTS RECEIVABLE-JLK TECH                 13,799            701,064                 0                  0
ACCTS RECEIVABLE-ON DEMAND ENE                 0             38,162                 0                  0
ADVANCES RECEIVABLE-PVL                   90,820                  0                 0                  0
ADVANCES RECEIVABLE-DE                 (130,311)          7,000,000          (74,533)         55,546,619
ACCTS RECEIVABLE-DQE COMM                      0           (18,269)                 0                  0
ADVANCES RECEIVABLE-KEYSTONE                   0            246,951                 0                  0
ACCTS RECEIVABLE-VENTURES                      0            216,010                 0                  0
ACCTS RECEIVABLE-OTHER                         0            389,756           461,806           (37,605)
                                      ------------------------------------------------------------------------
TOTAL RECEIVABLES                       ($2,657)        $15,752,157          $397,412        $55,509,914

INVENTORY                                     $0                 $0           $11,009                 $0
DEFERRED FEDERAL INCOME TAXES                  0          2,578,868                 0                  0
DEFERRED STATE INCOME TAXES                    0            817,511                 0                  0
                                      ------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                    $0         $3,396,379           $11,009                 $0
                                      ------------------------------------------------------------------------

TOTAL CURRENT ASSETS                    ($2,657)        $19,805,502          $408,421        $55,509,914



OFFICE FURNITURE & EQUIPMENT                  $0           $458,726          $364,064            $91,952
ACC DEPREC-OFF FURN & EQUIP                    0          (367,623)         (224,645)           (77,435)
                                      ------------------------------------------------------------------------
OFFICE FURNITURE & EQUIPMENT                  $0            $91,103          $139,419            $14,517


ODE-SHARED SAVINGS ASSETS                     $0                 $0        $1,002,552                 $0
ODE-ACC DEP SHARED SAVINGS ASSETS              0                  0         (443,298)                  0
                                      ------------------------------------------------------------------------
ODE SHARED SAVINGS ASSETS                     $0                 $0          $559,254                 $0

                                      ------------------------------------------------------------------------
TOTAL FIXED ASSETS                            $0            $91,103          $698,673            $14,517


DEFERRED DEBITS                         ($4,599)           $259,718         ($14,478)          ($10,992)
DEFERRED FEDERAL INCOME TAXES                  0            212,836                 0                  0
DEFERRED STATE INCOME TAXES                    0             67,492                 0                  0
                                      ------------------------------------------------------------------------
TOTAL DEFERRED ASSETS                   ($4,599)           $540,046         ($14,478)          ($10,992)

INVESTMENTS                                   $0        $74,878,505                $0                 $0
LEASE PAYMENT RECEIVABLE                       0                  0           768,971                  0
                                      ------------------------------------------------------------------------
TOTAL OTHER ASSETS                            $0        $74,878,505          $768,971                 $0
                                      ------------------------------------------------------------------------
TOTAL ASSETS                            ($7,256)        $95,315,156        $1,861,587        $55,513,439
                                      ========================================================================










                                                          DQE
                                                       Enterprise
                                        JLK          Ventures, Inc.        Eliminations            Total


                                     ASSETS


CASH                                             $0            $5,448                     $1            $31,672
TEMPORARY INVESTMENTS                             0            13,861                      0            644,604
                                       --------------------------------------------------------------------------
TOTAL CASH                                       $0           $19,309                     $1           $676,276

ACCTS RECEIVABLE-DLC                             $0                $0                     $0               $900
ACCTS RECEIVABLE-ADC                              0                 0                (6,691)                  0
ACCTS RECEIVABLE-PVL                              0                 0            (7,227,941)                  0
ACCTS RECEIVABLE-KEYSTONE                         0                 0                280,650                  0
ACCTS RECEIVABLE-DQE                              0                 0                      0            101,301
ACCTS RECEIVABLE-MONITOR.COM                      0                 0                      0            156,374
ACCTS RECEIVABLE-JLK TECH                         0                 0              (714,863)                  0
ACCTS RECEIVABLE-ON DEMAND ENE                    0                 0               (38,162)                  0
ADVANCES RECEIVABLE-PVL                           0                 0               (90,820)                  0
ADVANCES RECEIVABLE-DE                            0           450,000           (55,791,776)          6,999,999
ACCTS RECEIVABLE-DQE COMM                         0                 0                      0           (18,269)
ADVANCES RECEIVABLE-KEYSTONE                      0                 0              (246,951)                  0
ACCTS RECEIVABLE-VENTURES                         0                 0              (216,010)                  0
ACCTS RECEIVABLE-OTHER                            0                19               (75,532)            738,444
                                      --------------------------------------------------------------------------
TOTAL RECEIVABLES                                $0          $450,019          ($64,128,096)         $7,978,749

INVENTORY                                        $0                $0                     $0            $11,009
DEFERRED FEDERAL INCOME TAXES                     0                 0                      0          2,578,868
DEFERRED STATE INCOME TAXES                       0                 0                      0            817,511
                                       --------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                       $0                $0                     $0         $3,407,388
                                       --------------------------------------------------------------------------

TOTAL CURRENT ASSETS                             $0          $469,328          ($64,128,095)        $12,062,413



OFFICE FURNITURE & EQUIPMENT                     $0                $0                     $0           $914,742
ACC DEPREC-OFF FURN & EQUIP                       0                 0                      0          (669,703)
                                       --------------------------------------------------------------------------
OFFICE FURNITURE & EQUIPMENT                     $0                $0                     $0           $245,039


ODE-SHARED SAVINGS ASSETS                        $0                $0                     $0         $1,002,552
ODE-ACC DEP SHARED SAVINGS ASSETS                 0                 0                      0          (443,298)
                                       --------------------------------------------------------------------------
ODE SHARED SAVINGS ASSETS                        $0                $0                     $0           $559,254

                                       --------------------------------------------------------------------------
TOTAL FIXED ASSETS                               $0                $0                     $0           $804,293


DEFERRED DEBITS                                  $0                $0              ($17,240)           $212,409
DEFERRED FEDERAL INCOME TAXES                     0                 0                      0            212,836
DEFERRED STATE INCOME TAXES                       0                 0                      0             67,492
                                       --------------------------------------------------------------------------
TOTAL DEFERRED ASSETS                            $0                $0              ($17,240)           $492,737

INVESTMENTS                              $1,405,168        $8,315,629          ($60,866,657)        $23,732,645
LEASE PAYMENT RECEIVABLE                          0                 0                      0            768,971
                                      --------------------------------------------------------------------------
TOTAL OTHER ASSETS                       $1,405,168        $8,315,629          ($60,866,657)        $24,501,616
                                       --------------------------------------------------------------------------
TOTAL ASSETS                             $1,405,168        $8,784,957         ($125,011,992)        $37,861,059
                                       ==========================================================================





                             DQE ENTERPRISES CONSOL
                                  Balance Sheet
                                 As of 12/31/01



                                       Allegheny                                                Property
                                      Development          Duquense                             Venture
                                      Corporation        Enterprises         OnDemand             Ltd.               JLK


                          LIABILITIES & OWNER'S EQUITY


ACCOUNTS PAYABLE-ODE                               $0            $75,532                $0                 $0                 $0
ACCOUNTS PAYABLE-DLC                                0            126,243           103,167                  0                  0
ACCTS PAYABLE-DE                            (273,959)                  0            38,162          7,204,940            701,064
ACCTS PAYABLE-KEYSTONE                              0                  0                 0             23,001             13,799
ACCOUNTS PAYABLE-DQE                                0       (11,413,466)         (113,257)                  0                  0
ADVANCES PAYABLE-ADC                                0          (130,311)                 0             90,820                  0
ADVANCES PAYABLE-PVL                                0         55,546,619                 0                  0                  0
ADVANCES PAYABLE-DE                           246,951                  0                 0                  0                  0
ADVANCES PAYABLE-ODE                                0           (74,533)                 0                  0                  0
ACCOUNTS PAYABLE-VALU SOURCE                        0            281,674                 0                  0                  0
NOTES PAYABLE-CURRENT                               0          1,700,000                 0                  0                  0
ACCOUNTS PAYABLE                                    0                  0           177,984                  0                  0
ACCOUNTS PAYABLE-OTHERS                        24,601             11,000           101,545             30,000                  0
ACCOUNTS PAYABLE-CHECKS ISSUED                      0              1,565            25,372                  0                  0
PAYROLL WITHHOLDINGS                                0             70,683            44,369                  0                  0
CURRENT PORTION OF LT DEBT                          0                  0             9,954                  0                  0
PAYROLL ACCRUAL                                     0              1,604                 0                  0                  0
ACCTS PAYABLE-LONG TERM INC                         0             54,764                 0                  0                  0
                                      -------------------------------------------------------------------------------------------
TOTAL SHORT TERM PAYABLES                    ($2,407)        $46,251,374          $387,296         $7,348,761           $714,863

INTEREST ACCRUED                                   $0            $66,458            $8,403                 $0                 $0
STATE INCOME TAXES PAYABLE                  (554,477)        (1,088,492)           (5,162)          (197,960)             48,040
ACCRUED CAPITAL STOCK TAX                     189,321             98,709           (1,913)            117,218           (32,534)
RESERVES - CHESTER SALE                             0          2,370,753                 0                  0                  0
RESERVES FOR ODE A/R                                0            600,000                 0                  0                  0
                                      -------------------------------------------------------------------------------------------
TOTAL OTHER LIABILITIES                    ($365,156)         $2,047,428            $1,328          ($80,742)            $15,506
                                      -------------------------------------------------------------------------------------------

TOTAL CURRENT LIABILITIES                  ($367,563)        $48,298,802          $388,624         $7,268,019           $730,369

OTHER LIABILITES                                   $0                 $0          $248,613           $850,290                 $0
DEFERRED INCOME TAXES                         646,142            530,702            47,191        (1,104,816)              (365)
NOTES PAYABLE - LONG TERM                           0                  0             1,714                  0                  0
OTHER LIABILITIES                                   0                  0            19,651                  0                  0
                                      -------------------------------------------------------------------------------------------
TOTAL OTHER LIABILITES                       $646,142           $530,702          $317,169         ($254,526)             ($365)
                                      -------------------------------------------------------------------------------------------
TOTAL LIABILITIES                            $278,579        $48,829,504          $705,793         $7,013,493           $730,004

SHAREHOLDER EQUITY
COMMON STOCK                                  $96,001                 $2           $45,500                 $1                 $0
ADDITIONAL PAID IN CAPITAL                  8,041,021         86,935,222         3,731,945         50,320,822                  0
RETAINED EARNINGS                           1,789,782         34,144,032       (1,712,920)         10,134,924            583,895
YTD NET INCOME                              9,861,488       (15,891,625)         (908,731)            155,539             91,269
DIVIDENDS                                (20,074,127)       (58,701,979)                 0       (12,111,340)                  0
TREASURY STOCK                                      0                  0                 0                  0                  0
                                      -------------------------------------------------------------------------------------------
TOTAL SHAREHOLDER EQUITY                   ($285,835)        $46,485,652        $1,155,794        $48,499,946           $675,164
                                      -------------------------------------------------------------------------------------------

TOTAL LIABILITY/OWNER EQUITY                 ($7,256)        $95,315,156        $1,861,587        $55,513,439         $1,405,168
                                      ===========================================================================================





                                            DQE
                                           Enterprise
                                          Ventures, Inc.        Eliminations            Total


                          LIABILITIES & OWNER'S EQUITY


ACCOUNTS PAYABLE-ODE                                   $0              ($75,532)                 $0
ACCOUNTS PAYABLE-DLC                                    0                      0            229,410
ACCTS PAYABLE-DE                                  216,010            (7,886,217)                  0
ACCTS PAYABLE-KEYSTONE                                  0               (36,800)                  0
ACCOUNTS PAYABLE-DQE                                    0                      0       (11,526,723)
ADVANCES PAYABLE-ADC                                    0                 39,491                  0
ADVANCES PAYABLE-PVL                                    0           (55,546,619)                  0
ADVANCES PAYABLE-DE                                     0              (246,951)                  0
ADVANCES PAYABLE-ODE                                    0                 74,533                  0
ACCOUNTS PAYABLE-VALU SOURCE                            0                      0            281,674
NOTES PAYABLE-CURRENT                                   0                      0          1,700,000
ACCOUNTS PAYABLE                                        0                      0            177,984
ACCOUNTS PAYABLE-OTHERS                                 0                      0            167,146
ACCOUNTS PAYABLE-CHECKS ISSUED                          0                      0             26,937
PAYROLL WITHHOLDINGS                                    0                      0            115,052
CURRENT PORTION OF LT DEBT                              0                      0              9,954
PAYROLL ACCRUAL                                         0                      0              1,604
ACCTS PAYABLE-LONG TERM INC                             0                      0             54,764
                                       ---------------------------------------------------------------
TOTAL SHORT TERM PAYABLES                        $216,010          ($63,678,095)       ($8,762,198)

INTEREST ACCRUED                                       $0                     $0            $74,861
STATE INCOME TAXES PAYABLE                              0                      0        (1,798,051)
ACCRUED CAPITAL STOCK TAX                               0                      0            370,801
RESERVES - CHESTER SALE                                 0                      0          2,370,753
RESERVES FOR ODE A/R                                    0                      0            600,000
                                       ----------------------------------------------------------------
TOTAL OTHER LIABILITIES                                $0                     $0         $1,618,364
                                       ----------------------------------------------------------------

TOTAL CURRENT LIABILITIES                        $216,010          ($63,678,095)       ($7,143,834)

OTHER LIABILITES                                       $0                     $0         $1,098,903
DEFERRED INCOME TAXES                           (276,722)                      0          (157,868)
NOTES PAYABLE - LONG TERM                               0                      0              1,714
OTHER LIABILITIES                                       0                      0             19,651
                                       -----------------------------------------------------------------
TOTAL OTHER LIABILITES                         ($276,722)                     $0           $962,400
                                       -----------------------------------------------------------------
TOTAL LIABILITIES                               ($60,712)          ($63,678,095)       ($6,181,434)

SHAREHOLDER EQUITY
COMMON STOCK                                           $0             ($141,500)                 $4
ADDITIONAL PAID IN CAPITAL                      8,417,694           (79,886,264)         77,560,440
RETAINED EARNINGS                                       0            (2,703,724)         42,235,989
YTD NET INCOME                                    427,975           (10,787,875)       (17,051,960)
DIVIDENDS                                               0             32,185,467       (58,701,979)
TREASURY STOCK                                          0                    (1)                (1)
                                       -----------------------------------------------------------------
TOTAL SHAREHOLDER EQUITY                       $8,845,669          ($61,333,897)        $44,042,493
                                       ------------------------------------------------------------------

TOTAL LIABILITY/OWNER EQUITY                   $8,784,957         ($125,011,992)        $37,861,059
                                       ==================================================================